UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2004

0-13063

(Commission File Number)

SCIENTIFIC GAMES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	81-0422894
(State of Incorporation)	(IRS Employer
Identification Number)

750 Lexington Avenue, New York, New York 10022
(Address of registrant’s principal executive office)

(212) 754-2233
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02.              Results of Operation and Financial Condition.

The information contained in this Current Report is being furnished under Item 2.02 (“Results of Operations and Financial Condition”).  As such, the information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 1, 2004, Scientific Games Corporation (the “Company”) issued a press release announcing, among other things, results for the three months and nine months ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Company’s press release, in addition to containing results that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”), also contains the Company’s “EBITDA” results, which are non-GAAP earnings results that exclude certain items. EBITDA, as used in the press release, represents operating income plus depreciation and amortization expenses. EBITDA is included in the press release as, among other things, it is a basis upon which the Company assesses its financial performance, and it provides useful information regarding the Company’s ability to service its debt. In addition, EBITDA is useful to investors in evaluating the Company’s financial performance because it is a commonly used financial analysis tool for measuring and comparing gaming companies in several areas of liquidity, operating performance and leverage. EBITDA should not be considered in isolation or as an alternative to net income, cash flows from operations, or other consolidated income or cash flow data prepared in accordance with GAAP as measures of the Company’s profitability or liquidity. EBITDA as used in the press release may differ from similarly titled measures presented by other companies. A table reconciling EBITDA to GAAP net income is included in the condensed consolidated financial statement data included in the Company’s press release.

After the issuance of its press release, the Company issued a correction, which specified that the Company’s November 2, 2004 conference call would be held at 8:00 am, rather than at 10:00 am as reported in the press release.

Section 9 - Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description

99.1	Press Release of Scientific Games Corporation, dated November 1, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

	By:	/s/ Martin E. Schloss
		Name:	Martin E. Schloss
		Title:	Vice President and General Counsel

Date: November 1, 2004

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Scientific Games Corporation, dated November 1, 2004.